Filed pursuant to 497(e)

File Nos. 033-43089 and 811-06431

AMG FUNDS II

AMG Chicago Equity Partners Balanced Fund

Supplement dated January 3, 2017 to the Prospectus and Statement of Additional Information,

each dated May 1, 2016, as supplemented July 28, 2016 and September 30, 2016

The following information supplements and supersedes any information to the contrary relating to AMG Chicago Equity Partners Balanced Fund, a series of AMG Funds II (the “Fund”), contained in the Fund’s Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), dated and supplemented as noted above.

Effective immediately, David C. Coughenour no longer serves as a portfolio manager of the Fund. Robert H. Kramer and Patricia A. Halper are the portfolio managers jointly and primarily responsible for the day-to-day management of the equity portion of the Fund and Curt A. Mitchell and Michael J. Budd are the portfolio managers jointly and primarily responsible for the day-to-day management of the fixed income portion of the Fund. Accordingly, all references in the Prospectus and SAI to Mr. Coughenour are hereby deleted and all references to the portfolio managers of the Fund shall refer to Messrs. Kramer, Mitchell and Budd and Ms. Halper.

In addition, the table pertaining to Mr. Coughenour under the heading “Management of the Funds – Portfolio Managers of the Funds – AMG Chicago Equity Partners Balanced Fund – Other Accounts Managed by the Portfolio Managers” on page 69 of the SAI is hereby deleted.

Finally, the information regarding Mr. Coughenour under the heading “Management of the Funds – Portfolio Managers of the Funds – AMG Chicago Equity Partners Balanced Fund – Portfolio Managers’ Ownership of Fund Shares” on page 71 of the SAI is hereby deleted.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

ST401